UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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VENTAS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 15, 2014. VENTAS, INC. 353 NORTH CLARK STREET SUITE 3300 CHICAGO, IL 60654 VENTAS, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For Holders as of: March 17, 2014 Date: May 15, 2014 Time: 8:00 AM Local (Central) Time Location: 353 North Clark Street James C. Tyree Auditorium Chicago, Illinois 60654 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials How to Vote Please Choose One of the Following Voting Methods Proxy Materials Available to VIEW or RECEIVE: 1. Notice of 2014 Annual Meeting of Stockholders and Proxy Statement 2. 2013 Form 10-K 3. 2013 Annual Report How to View Online: Have the information that is printed in the box marked by the arrow . (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow . (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2014 to facilitate timely delivery. Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow . (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends that you vote “FOR” each of the listed director-nominees. 1. Election of ten (10) directors to terms expiring at the 2015 Annual Meeting of Stockholders: 1a. Debra A. Cafaro 1b. Douglas Crocker II 1c. Ronald G. Geary 1d. Jay M. Gellert 1e. Richard I. Gilchrist 1f. Matthew J. Lustig 1g. Douglas M. Pasquale 1h. Robert D. Reed 1i. Glenn J. Rufrano 1j. James D. Shelton The Board of Directors recommends that you vote “FOR” Proposals 2 and 3. 2. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for fiscal year 2014. 3. Advisory vote to approve executive compensation.

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